Supplement to the Fidelity® Short-Term Bond Fund and Investment Grade Bond Fund
June 24, 2000 Prospectus

Shareholder Meeting. On or about May 16, 2001, a meeting of the shareholders of Fidelity Short-Term Bond Fund and Fidelity Investment Grade Bond Fund will be held to approve various proposals. Shareholders of record on March 19, 2001 are entitled to vote at the meeting.

For more detailed information concerning the proposals under consideration, please contact Fidelity at 1-800-544-3198 to request a free copy of the proxy statement.

BON-01-01 March 19, 2001
1.734043.101

Supplement to the
Fidelity® Capital & Income Fund
and Fidelity High
Income Fund
June 24, 2000 Prospectus

Shareholder Meeting. On or about May 16, 2001, meetings of the shareholders of Fidelity Capital & Income Fund and Fidelity High Income Fund will be held to approve various proposals. Shareholders of record on March 19, 2001 are entitled to vote at the meetings.

For more detailed information concerning the proposals under consideration, please contact Fidelity at 1-800-544-3198 to request a free copy of the proxy statement.

On September 14, 2000, the Board of Trustees of Fidelity Capital & Income Fund authorized the reduction of the fund's redemption fee from 1.50% to 1.00% and the reduction of the redemption fee period from 365 days to 270 days. Redemptions after September 27, 2000 of shares held less than 270 days will be subject to a redemption fee of 1.00% of the amount redeemed.

The following information replaces similar information found in the "Fee Table" section beginning on page 6.

Shareholder fees (paid by the investor directly)

Sales charge (load) on purchases and reinvested distributions	None
Deferred sales charge (load) on redemptions	None
Redemption fee on shares held less than 270 days (as a % of amount redeemed)	1.00%
Annual account maintenance fee (for accounts under $2,500)	$12.00

The following information replaces similar information found in the "Selling Shares" section on page 15.

Each fund will deduct a trading fee of 1.00% from the redemption amount if you sell your shares after holding them less than 270 days. Trading fees are paid to the funds rather than Fidelity, and are designed to offset the brokerage commissions, market impact, and other costs associated with fluctuations in fund asset levels and cash flow caused by short-term shareholder trading.

CAI/SPH-01-01 March 19, 2001
1.710962.107

Supplement to the Spartan® Government Income Fund
June 24, 2000 Prospectus

Shareholder Meeting. On or about May 16, 2001, a meeting of the shareholders of Spartan Government Income Fund will be held to approve various proposals. Shareholders of record on March 19, 2001 are entitled to vote at the meeting.

For more detailed information concerning the proposals under consideration, please contact Fidelity at 1-800-544-3198 to request a free copy of the proxy statement.

SPG-01-01 March 19, 2001
1.712551.101